EXHIBIT 99.1

Financial Supplement
The Phoenix Companies, Inc.

September 30, 2015

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	For More Information
JP Morgan	Jimmy Bhullar
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

The Phoenix Companies, Inc.
Transfer Agent and Registrar		Investor Relations
For information or assistance regarding your account, please contact our transfer agent and registrar:		One American Row
The Phoenix Companies, Inc. C/O Computershare		P.O. Box 5056, Hartford, CT 06102-5056
P.O. Box 30170, College Station, TX 77842-3170		Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com
Shareholder Information
Security Listings
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), we use non-GAAP financial measures such as stockholder’s equity, excluding other accumulated OCI, and book value per diluted share, excluding other accumulated OCI, both of which eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Stockholder’s equity and book value per diluted share are the most directly comparable GAAP measures. A reconciliation of stockholder’s equity to stockholder’s equity, excluding other accumulated OCI, and book value per diluted share to book value per diluted share, excluding other accumulated OCI, for the periods presented herein is set forth on page 1. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Management believes that these measures provide investors with additional insight into the underlying trends in our operations.

The Phoenix Companies, Inc. Financial Supplement September 2015 (unaudited) Table of Contents

Financial Highlights	1
Consolidated Interim Unaudited Statements of Operations	2
Consolidated Interim Unaudited Statements of Operations excluding Closed Block	4
Consolidated Balance Sheets	6
Closed Block Assets and Liabilities	7
Variable Universal Life Funds on Deposit	8
Universal Life Funds on Deposit	10
Life Sales	12
Total Annuity Funds on Deposit	14
Fixed Indexed Annuity Funds on Deposit	16
Deferred Policy Acquisition Costs	18
General Account Investment Portfolio Summary	19
General Account GAAP Net Investment Income Yields	20
Net Realized Gains (Losses)	21

The Phoenix Companies, Inc.
Financial Highlights
Third Quarter 2015 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	September 30,	December 31,
	2015	2014	2013	2012	2011

Balance Sheet Information
General account invested assets	$16,604.0	$16,750.1	$16,083.1	$16,228.7	$15,294.7
Separate account assets	2,533.2	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	21,288.4	21,745.9	21,641.1	21,634.9	21,491.9
Indebtedness	378.9	378.9	378.8	378.8	426.9
Total stockholders' equity attributable to The Phoenix Companies, Inc.	213.2	326.6	589.5	504.7	688.6
Accumulated OCI	(235.5)	(234.4)	(185.0)	(243.8)	(226.4)
Total stockholders' equity, excluding other accumulated OCI	$448.7	$561.0	$774.5	$748.5	$915.4
Debt to total capitalization [1]	45.8%	40.3%	32.9%	33.6%	31.8%
Book value per share	$37.07	$56.82	$102.27	$87.47	$118.42
Per share impact of other accumulated OCI	$(40.95)	$(40.78)	$(32.10)	$(42.25)	$(39.00)
Book value per share, excluding other accumulated OCI	$78.02	$97.60	$134.37	$129.72	$157.42
Period-end common shares outstanding	5,751	5,748	5,764	5,770	5,815

Indebtedness:
Surplus notes	$126.2	$126.2	$126.1	$126.1	$174.2
Senior unsecured bonds - due 2032	252.7	252.7	252.7	252.7	252.7
Total indebtedness	$378.9	$378.9	$378.8	$378.8	$426.9

Statutory Financial Data for Phoenix Life Insurance Company [2]
Capital, surplus and surplus notes	$358.6	$609.2	$597.0	$793.6	$728.8
Asset valuation reserve (AVR)	155.3	143.0	138.2	128.9	116.9
Capital, surplus, surplus notes and AVR	$513.9	$752.2	$735.2	$922.5	$845.7
Policyholder dividend liability	$167.9	$174.7	$176.6	$180.5	$223.1
Interest maintenance reserve	$(56.9)	$(60.5)	$(66.2)	$(55.5)	$(57.6)
Statutory gain from operations [3]	$16.7	$116.2	$79.8	$160.5	$130.5
Statutory net income (loss) excluding de-stack [3]	$9.0	$132.5	$(21.0)	$156.2	$95.0
Realized loss on de-stack [3] [5]	(687.9)	—	—	—	—
Statutory net income (loss) [3] [4]	$(678.9)	$132.5	$(21.0)	$156.2	$95.0
———————

[1]	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI.

[2]
Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.

[3]	Amounts are on a year-to-date basis.

[4]
As a result of discussions with its regulators related to the intercompany reinsurance treaty between Phoenix Life and PHL Variable executed in the second quarter of 2015, the Company’s operating subsidiaries were de-stacked, effective July 1, 2015. The impact of the de-stack on Phoenix Life’s capital and surplus was $262.2 million.

[5]
Prior to de-stacking this amount was recognized as an unrealized loss within statutory capital and surplus. Upon de-stacking, the amount was realized within net income with the corresponding reduction in unrealized losses in surplus.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
Third Quarter 2015
(amount in millions, except per share data)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011
REVENUES:
Premiums	$251.1	$240.9	$332.1	$351.6	$402.3	$449.4
Fee income	404.1	404.2	545.1	550.3	556.0	596.9
Net investment income	639.1	607.9	830.9	789.7	827.8	824.0
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	(12.3)	(4.7)	(7.7)	(7.0)	(50.8)	(65.8)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(1.2)	(0.4)	(0.4)	(4.8)	22.9	38.5
Net OTTI losses recognized in earnings	(13.5)	(5.1)	(8.1)	(11.8)	(27.9)	(27.3)
Net realized gains (losses), excluding OTTI losses	(16.3)	(21.4)	(33.1)	27.8	11.1	(5.3)
Net realized gains (losses)	(29.8)	(26.5)	(41.2)	16.0	(16.8)	(32.6)
Gain on debt repurchase	—	—	—	—	11.9	0.2
Total revenues	1,264.5	1,226.5	1,666.9	1,707.6	1,781.2	1,837.9

BENEFITS AND EXPENSES:
Policy benefits	875.7	795.2	1,119.2	965.1	1,162.4	1,138.8
Policyholder dividends	155.7	171.8	244.8	235.9	292.1	259.4
Policy acquisition cost amortization	71.8	73.1	119.6	103.1	196.1	166.7
Interest expense on indebtedness	21.2	21.2	28.3	28.3	30.8	31.8
Other operating expenses	276.7	258.6	350.2	337.1	253.3	246.6
Total benefits and expenses	1,401.1	1,319.9	1,862.1	1,669.5	1,934.7	1,843.3
Income (loss) from continuing operations before income taxes	(136.6)	(93.4)	(195.2)	38.1	(153.5)	(5.4)
Income tax expense (benefit)	(32.2)	(21.8)	10.5	8.5	(4.7)	12.4
Income (loss) from continuing operations	(104.4)	(71.6)	(205.7)	29.6	(148.8)	(17.8)
Income (loss) from discontinued operations, net of income taxes	(1.2)	(1.5)	(3.5)	(2.9)	(15.6)	(21.6)
Net income (loss)	(105.6)	(73.1)	(209.2)	26.7	(164.4)	(39.4)
Less: Net income (loss) attributable to noncontrolling interests	6.7	(0.2)	4.0	0.7	0.6	(0.5)
Net income (loss) attributable to The Phoenix Companies, Inc.	$(112.3)	$(72.9)	$(213.2)	$26.0	$(165.0)	$(38.9)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(19.32)	$(12.42)	$(36.48)	$5.04	$(25.90)	$(2.98)
Income (loss) from continuing operations – diluted	$(19.32)	$(12.42)	$(36.48)	$5.01	$(25.90)	$(2.98)
Income (loss) from discontinued operations – basic	$(0.21)	$(0.26)	$(0.61)	$(0.51)	$(2.70)	$(3.71)
Income (loss) from discontinued operations – diluted	$(0.21)	$(0.26)	$(0.61)	$(0.50)	$(2.70)	$(3.71)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(19.53)	$(12.68)	$(37.09)	$4.53	$(28.60)	$(6.69)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(19.53)	$(12.68)	$(37.09)	$4.51	$(28.60)	$(6.69)
Basic weighted-average common shares outstanding (in thousands)	5,751	5,747	5,748	5,735	5,770	5,815
Diluted weighted-average common shares outstanding (in thousands)	5,751	5,747	5,748	5,764	5,770	5,815
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations [1]
Third Quarter 2015
(amount in millions, except per share data)

Quarters ended	2014				2015
	March	June	September	December	March	June	September
REVENUES:
Premiums	$79.6	$83.2	$78.1	$91.2	$78.4	$86.6	$86.1
Fee income	134.8	134.2	135.2	140.9	133.8	135.2	135.1
Net investment income	211.5	191.5	204.9	223.0	209.3	202.3	227.5
Net realized gains (losses):
Total other-than-temporary impairment ("OTTI") losses	—	(1.0)	(3.7)	(3.0)	(7.0)	(0.9)	(4.4)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.2)	—	(0.2)	—	(1.4)	(0.2)	0.4
Net OTTI losses recognized in earnings	(0.2)	(1.0)	(3.9)	(3.0)	(8.4)	(1.1)	(4.0)
Net realized gains (losses), excluding OTTI losses	(26.7)	5.2	0.1	(11.7)	(7.7)	(1.0)	(7.6)
Net realized gains (losses)	(26.9)	4.2	(3.8)	(14.7)	(16.1)	(2.1)	(11.6)
Total revenues	399.0	413.1	414.4	440.4	405.4	422.0	437.1

BENEFITS AND EXPENSES:
Policy benefits	230.3	301.3	263.6	324.0	292.0	287.3	296.4
Policyholder dividends	72.2	42.6	57.0	73.0	40.1	55.0	60.6
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1	24.6	30.1
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1	7.1	7.0
Other operating expenses	97.2	84.4	77.0	91.6	123.8	82.8	70.1
Total benefits and expenses	431.4	454.5	434.0	542.2	480.1	456.8	464.2
Income (loss) from continuing operations before income taxes	(32.4)	(41.4)	(19.6)	(101.8)	(74.7)	(34.8)	(27.1)
Income tax expense (benefit)	(4.8)	(19.6)	2.6	32.3	(2.2)	(13.0)	(17.0)
Income (loss) from continuing operations	(27.6)	(21.8)	(22.2)	(134.1)	(72.5)	(21.8)	(10.1)
Income (loss) from discontinued operations, net of income taxes	(0.6)	(0.6)	(0.3)	(2.0)	(0.5)	(0.6)	(0.1)
Net income (loss)	(28.2)	(22.4)	(22.5)	(136.1)	(73.0)	(22.4)	(10.2)
Less: Comprehensive income (loss) attributable to noncontrolling interests	(0.1)	—	(0.1)	4.2	1.0	0.2	5.5
Net income (loss) attributable to The Phoenix Companies, Inc.	$(28.1)	$(22.4)	$(22.4)	$(140.3)	$(74.0)	$(22.6)	$(15.7)

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations – basic	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)	$(3.83)	$(2.71)
Income (loss) from continuing operations – diluted	$(4.79)	$(3.80)	$(3.85)	$(24.05)	$(12.78)	$(3.83)	$(2.71)
Income (loss) from discontinued operations – basic	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)	$(0.10)	$(0.02)
Income (loss) from discontinued operations – diluted	$(0.10)	$(0.10)	$(0.05)	$(0.35)	$(0.09)	$(0.10)	$(0.02)
Net income (loss) attributable to The Phoenix Companies, Inc. – basic	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)	$(3.93)	$(2.73)
Net income (loss) attributable to The Phoenix Companies, Inc. – diluted	$(4.89)	$(3.90)	$(3.90)	$(24.40)	$(12.87)	$(3.93)	$(2.73)
Basic weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751	5,751	5,751
Diluted weighted-average common shares outstanding (in thousands)	5,742	5,749	5,750	5,750	5,751	5,751	5,751
———————

[1]	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations excluding Closed Block
Third Quarter 2015
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011
REVENUES:
Premiums	$28.1	$21.2	$30.3	$33.8	$32.8	$35.7
Fee income	404.1	404.2	545.1	550.3	556.0	596.9
Net investment income	330.6	304.0	419.8	380.1	374.5	358.5
Net realized gains (losses)	(26.9)	(37.8)	(54.0)	(0.6)	(26.0)	(28.3)
Gain on debt repurchase	—	—	—	—	11.9	—
Total revenues	735.9	691.6	941.2	963.6	949.2	962.8
BENEFITS AND EXPENSES:
Policy benefits	538.7	462.1	680.8	500.6	668.6	573.9
Policyholder dividends	(0.8)	—	0.2	0.2	0.3	0.7
Policy acquisition cost amortization	71.8	73.1	119.6	103.1	196.1	166.7
Interest expense on indebtedness	21.2	21.2	28.3	28.3	30.8	31.8
Other operating expenses	273.8	256.6	347.5	331.8	250.3	242.9
Total benefits and expenses	904.7	813.0	1,176.4	964.0	1,146.1	1,016.0
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(168.8)	(121.4)	(235.2)	(0.4)	(196.9)	(53.2)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	32.2	28.0	40.0	38.5	43.4	47.8
Income (loss) from continuing operations before income taxes	$(136.6)	$(93.4)	$(195.2)	$38.1	$(153.5)	$(5.4)
———————

[1]	Includes income attributable to noncontrolling interests of $3.4 million and $0.0 million for the nine months ended September 30, 2015 and 2014, respectively.

[2]	Includes income attributable to noncontrolling interests of $3.3 million and $(0.2) million for the nine months ended September 30, 2015 and 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Statements of Operations excluding Closed Block
Third Quarter 2015
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September
REVENUES:
Premiums	$6.8	$7.4	$7.0	$9.1	$8.2	$7.8	$12.1
Fee income	134.8	134.2	135.2	140.9	133.8	135.2	135.1
Net investment income	104.2	97.8	102.0	115.8	109.1	107.3	114.2
Net realized gains (losses)	(32.2)	(0.9)	(4.8)	(16.1)	(11.5)	(2.7)	(12.7)
Total revenues	213.6	238.5	239.4	249.7	239.6	247.6	248.7
BENEFITS AND EXPENSES:
Policy benefits	126.5	179.2	156.6	218.5	176.5	178.9	183.3
Policyholder dividends	0.1	0.1	—	—	—	0.1	(0.9)
Policy acquisition cost amortization	24.6	19.1	29.4	46.5	17.1	24.6	30.1
Interest expense on indebtedness	7.1	7.1	7.0	7.1	7.1	7.1	7.0
Other operating expenses	96.8	83.8	75.5	91.4	123.7	81.4	68.7
Total benefits and expenses	255.1	289.3	268.5	363.5	324.4	292.1	288.2
Income (loss) from continuing operations before income taxes, excl. regulatory closed block [1]	(41.5)	(50.8)	(29.1)	(113.8)	(84.8)	(44.5)	(39.5)
Income (loss) from continuing operations before income taxes - regulatory closed block [2]	9.1	9.4	9.5	12.0	10.1	9.7	12.4
Income (loss) from continuing operations before income taxes	$(32.4)	$(41.4)	$(19.6)	$(101.8)	$(74.7)	$(34.8)	$(27.1)
———————

[1]	Includes income attributable to noncontrolling interests of $2.8 million and $(0.1) million for the three months ended September 30, 2015 and 2014, respectively.

[2]	Includes income attributable to noncontrolling interests of $2.7 million and $0.0 million for the three months ended September 30, 2015 and 2014, respectively.

The Phoenix Companies, Inc.
Consolidated Interim Unaudited Balance Sheets
Third Quarter 2015
($ in millions)

	September 30,	December 31,
	2015	2014	2013	2012	2011
ASSETS:
Available-for-sale debt securities, at fair value	$12,590.7	$12,679.3	$11,731.5	$11,902.7	$11,475.6
Available-for-sale equity securities, at fair value	170.9	179.5	138.0	88.8	90.2
Short-term investments	229.5	149.7	361.6	699.6	268.2
Limited partnerships and other investments	544.5	542.8	561.3	577.6	565.9
Policy loans, at unpaid principal balances	2,350.5	2,352.1	2,350.3	2,354.7	2,379.3
Derivative instruments	67.1	161.3	228.8	157.4	163.3
Fair value investments	185.6	235.4	215.2	201.5	184.0
Total investments	16,138.8	16,300.1	15,586.7	15,982.3	15,126.5
Cash and cash equivalents	465.2	450.0	496.4	246.4	168.2
Accrued investment income	219.3	176.7	170.4	170.3	175.6
Reinsurance recoverable	575.9	559.1	598.1	591.3	568.5
Deferred policy acquisition costs	895.3	848.6	947.8	898.1	1,114.8
Deferred income taxes, net	73.5	34.2	70.0	39.5	115.3
Other assets	342.4	311.3	320.5	332.0	316.0
Discontinued operations assets	44.8	45.2	48.9	58.5	90.1
Separate account assets	2,533.2	3,020.7	3,402.3	3,316.5	3,816.9
Total assets	$21,288.4	$21,745.9	$21,641.1	$21,634.9	$21,491.9
LIABILITIES:
Policy liabilities and accruals	12,350.4	12,417.6	12,416.6	12,695.1	12,670.8
Policyholder deposit funds	4,319.5	3,955.0	3,442.6	3,055.2	2,439.9
Dividend obligations	813.0	916.8	705.7	956.8	713.8
Indebtedness	378.9	378.9	378.8	378.8	426.9
Pension and post-employment liabilities	369.3	380.0	313.1	428.1	428.6
Other liabilities	249.3	289.8	337.3	239.9	224.5
Discontinued operations liabilities	39.8	40.5	43.4	53.1	79.1
Separate account liabilities	2,533.2	3,020.7	3,402.3	3,316.5	3,816.9
Total liabilities	21,053.4	21,399.3	21,039.8	21,123.5	20,800.5
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 5.8 million and 5.8 million shares outstanding	0.1	0.1	0.1	0.1	1.3
Additional paid-in capital	2,632.8	2,632.8	2,633.1	2,633.0	2,630.5
Accumulated other comprehensive income (loss)	(235.5)	(234.4)	(185.0)	(243.9)	(226.8)
Retained earnings (accumulated deficit)	(2,001.3)	(1,889.0)	(1,675.8)	(1,701.6)	(1,536.8)
Treasury stock, at cost: 0.7 million and 0.7 million shares	(182.9)	(182.9)	(182.9)	(182.9)	(179.5)
Total The Phoenix Companies, Inc. stockholders' equity	213.2	326.6	589.5	504.7	688.7
Noncontrolling interests	21.8	20.0	11.8	6.7	2.7
Total stockholders' equity	235.0	346.6	601.3	511.4	691.4
Total liabilities and stockholders' equity	$21,288.4	$21,745.9	$21,641.1	$21,634.9	$21,491.9

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,	December 31,
	2015	2014	2013
ASSETS:
Available-for-sale debt securities	$5,626.9	$5,877.0	$5,753.4
Available-for-sale equity securities	84.6	91.7	76.5
Short-term investments	39.8	—	106.9
Limited partnerships and other investments	362.8	343.4	345.0
Policy loans	1,133.5	1,159.1	1,201.6
Fair value investments	61.8	59.8	42.5
Total closed block investments	7,309.4	7,531.0	7,525.9
Cash and cash equivalents	72.6	89.6	78.2
Accrued investment income	78.0	80.7	81.7
Reinsurance recoverable	29.9	19.1	26.8
Deferred income taxes, net	277.4	290.3	285.4
Other closed block assets	50.3	67.4	58.2
Total closed block assets	7,817.6	8,078.1	8,056.2
Policy liabilities and accruals	7,884.2	8,058.2	8,258.4
Policyholder dividends payable	198.9	201.9	207.8
Policy dividend obligation	613.9	714.8	497.7
Other closed block liabilities	46.1	48.0	65.9
Total closed block liabilities	8,743.1	9,022.9	9,029.8
Excess of closed block liabilities over closed block assets [1]	925.5	944.8	973.6
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(12.6)	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets attributable to noncontrolling interests	$938.1	$956.6	$981.6
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011

Balance, beginning of period	$1,062.6	$1,089.3	$1,089.3	$1,014.3	$1,019.1	$1,151.6
Deposits	50.5	52.2	70.1	75.4	82.6	98.3
Surrenders	(56.1)	(58.7)	(79.1)	(102.8)	(123.4)	(135.4)
Net flows	(5.6)	(6.5)	(9.0)	(27.4)	(40.8)	(37.1)
Deaths	(6.5)	(5.2)	(6.9)	(5.7)	(5.2)	(5.6)
Performance and interest credited	(44.1)	32.0	59.9	182.5	120.2	(6.7)
Fees	(5.8)	(6.5)	(8.5)	(9.1)	(10.3)	(11.5)
Cost of insurance	(46.2)	(46.7)	(62.2)	(65.3)	(68.7)	(71.6)
Change in funds on deposit	(108.2)	(32.9)	(26.7)	75.0	(4.8)	(132.5)
Balance, end of period	$954.4	$1,056.4	$1,062.6	$1,089.3	$1,014.3	$1,019.1

The Phoenix Companies, Inc.
Variable Universal Life
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September

Balance, beginning of period	$1,089.3	$1,080.1	$1,092.7	$1,056.4	$1,062.6	$1,067.5	$1,046.2
Deposits	17.6	16.1	18.5	17.9	17.4	17.3	15.8
Surrenders	(19.4)	(20.7)	(18.6)	(20.4)	(19.4)	(18.9)	(17.8)
Net flows	(1.8)	(4.6)	(0.1)	(2.5)	(2.0)	(1.6)	(2.0)
Deaths	(2.2)	(1.2)	(1.8)	(1.7)	(1.3)	(2.1)	(3.1)
Performance and interest credited	13.0	36.0	(17.0)	27.9	25.8	(0.2)	(69.7)
Fees	(2.2)	(2.3)	(2.0)	(2.0)	(2.0)	(2.0)	(1.8)
Cost of insurance	(16.0)	(15.3)	(15.4)	(15.5)	(15.6)	(15.4)	(15.2)
Change in funds on deposit	(9.2)	12.6	(36.3)	6.2	4.9	(21.3)	(91.8)
Balance, end of period	$1,080.1	$1,092.7	$1,056.4	$1,062.6	$1,067.5	$1,046.2	$954.4

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011

Balance, beginning of period	$1,781.9	$1,818.2	$1,818.2	$1,837.9	$1,852.8	$1,918.9
Deposits	269.0	244.4	338.7	361.5	384.0	384.5
Surrenders	(42.3)	(42.6)	(62.3)	(64.9)	(73.2)	(89.5)
Net flows	226.7	201.8	276.4	296.6	310.8	295.0
Deaths	(33.1)	(25.9)	(34.8)	(35.5)	(33.6)	(35.8)
Interest credited	53.4	52.6	71.0	75.2	75.1	79.2
Fees	(17.0)	(15.4)	(21.1)	(22.4)	(23.5)	(23.8)
Cost of insurance	(242.4)	(244.2)	(327.8)	(333.6)	(343.7)	(380.7)
Change in funds on deposit	(12.4)	(31.1)	(36.3)	(19.7)	(14.9)	(66.1)
Balance, end of period	$1,769.5	$1,787.1	$1,781.9	$1,818.2	$1,837.9	$1,852.8

The Phoenix Companies, Inc.
Universal Life
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September

Balance, beginning of period	$1,818.2	$1,809.0	$1,797.2	$1,787.1	$1,781.9	$1,769.0	$1,762.2
Deposits	87.5	77.3	79.6	94.3	89.8	80.9	98.3
Surrenders	(18.1)	(13.2)	(11.3)	(19.7)	(18.8)	(10.7)	(12.8)
Net flows	69.4	64.1	68.3	74.6	71.0	70.2	85.5
Deaths	(7.9)	(7.8)	(10.2)	(8.9)	(15.3)	(8.7)	(9.1)
Interest credited	16.5	18.2	17.9	18.4	17.9	17.9	17.6
Fees	(5.4)	(4.8)	(5.2)	(5.7)	(5.5)	(5.2)	(6.3)
Cost of insurance	(81.8)	(81.5)	(80.9)	(83.6)	(81.0)	(81.0)	(80.4)
Change in funds on deposit	(9.2)	(11.8)	(10.1)	(5.2)	(12.9)	(6.8)	7.3
Balance, end of period	$1,809.0	$1,797.2	$1,787.1	$1,781.9	$1,769.0	$1,762.2	$1,769.5

The Phoenix Companies, Inc.
Life Sales
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011
Life Insurance Sales

Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$0.1	$0.1
Universal life/interest sensitive	3.2	0.9	1.6	2.0	2.2	2.1
Whole life	2.1	1.0	1.6	0.4	0.6	—
Term life	8.3	0.4	1.6	—	—	—
Life insurance annualized premium [1]	13.6	2.3	4.8	2.4	2.9	2.2

Variable universal life	—	—	—	—	—	—
Universal life/interest sensitive	0.3	0.1	0.1	0.1	0.2	0.7
Whole life	—	—	—	2.1	5.2	1.6
Life insurance single premium	0.3	0.1	0.1	2.2	5.4	2.3

Variable universal life	—	—	—	—	0.1	0.1
Universal life/interest sensitive	3.5	1.0	1.7	2.1	2.4	2.8
Whole life	2.1	1.0	1.6	2.5	5.8	1.6
Term life	8.3	0.4	1.6	—	—	—
Total wholesaler life insurance premium [2]	$13.9	$2.4	$4.9	$4.6	$8.3	$4.5
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Life Sales
Third Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September
Life Insurance Sales

Wholesaler Channel
Variable universal life	$—	$—	$—	$—	$—	$—	$—
Universal life/interest sensitive	0.2	0.3	0.4	0.7	1.6	1.1	0.5
Whole life	0.3	0.4	0.3	0.6	0.6	0.7	0.8
Term life	—	—	0.4	1.2	1.8	3.0	3.5
Life insurance annualized premium [1]	0.5	0.7	1.1	2.5	4.0	4.8	4.8

Variable universal life	—	—	—	—	—	—	—
Universal life/interest sensitive	—	0.1	—	—	0.1	—	0.2
Whole life	—	—	—	—	—	—	—
Life insurance single premium	—	0.1	—	—	0.1	—	0.2

Variable universal life	—	—	—	—	—	—	—
Universal life/interest sensitive	0.2	0.4	0.4	0.7	1.7	1.1	0.7
Whole life	0.3	0.4	0.3	0.6	0.6	0.7	0.8
Term life	—	—	0.4	1.2	1.8	3.0	3.5
Total wholesaler life insurance premium [2]	$0.5	$0.8	$1.1	$2.5	$4.1	$4.8	$5.0
———————

[1]	Annualized premium represents second year premiums on an annual basis.

[2]	Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011

Balance, beginning of period	$5,674.5	$5,502.4	$5,502.4	$5,042.1	$4,495.4	$4,083.3
Deposits	596.0	593.1	770.9	682.9	824.2	951.5
Surrenders	(475.5)	(500.2)	(658.4)	(597.8)	(529.9)	(485.1)
Net flows	120.5	92.9	112.5	85.1	294.3	466.4
Deaths	(63.9)	(58.3)	(81.8)	(79.7)	(73.3)	(62.7)
Performance and interest credited	(49.5)	135.6	196.2	514.9	370.3	15.1
Bonus	11.6	12.7	17.3	10.5	16.1	48.4
Fees	(56.3)	(53.8)	(72.1)	(70.5)	(60.7)	(55.1)
Change in funds on deposit	(37.6)	129.1	172.1	460.3	546.7	412.1
Balance, end of period	$5,636.9	$5,631.5	$5,674.5	$5,502.4	$5,042.1	$4,495.4

The Phoenix Companies, Inc.
Total Annuity
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September

Balance, beginning of period	$5,502.4	$5,525.2	$5,623.0	$5,631.5	$5,674.5	$5,731.7	$5,772.7
Deposits	170.4	201.0	221.7	177.8	189.4	221.4	185.2
Surrenders	(172.7)	(170.4)	(157.1)	(158.2)	(159.4)	(160.2)	(155.9)
Net flows	(2.3)	30.6	64.6	19.6	30.0	61.2	29.3
Deaths	(18.7)	(18.2)	(21.4)	(23.5)	(24.5)	(18.9)	(20.5)
Performance and interest credited	60.0	97.7	(22.1)	60.6	65.0	12.9	(127.4)
Bonus	2.1	5.4	5.2	4.6	5.2	4.2	2.2
Fees	(18.3)	(17.7)	(17.8)	(18.3)	(18.5)	(18.4)	(19.4)
Change in funds on deposit	22.8	97.8	8.5	43.0	57.2	41.0	(135.8)
Balance, end of period	$5,525.2	$5,623.0	$5,631.5	$5,674.5	$5,731.7	$5,772.7	$5,636.9

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012	2011

Balance, beginning of period	$2,813.2	$2,259.9	$2,259.9	$1,800.5	$1,139.4	$226.0
Deposits	566.7	549.8	713.7	602.2	741.2	890.8
Surrenders	(161.2)	(118.1)	(160.7)	(135.2)	(75.5)	(24.6)
Net flows	405.5	431.7	553.0	467.0	665.7	866.2
Deaths	(33.6)	(29.2)	(41.9)	(30.9)	(24.3)	(5.7)
Interest credited	35.6	44.6	58.9	41.8	19.3	6.3
Bonus	8.4	9.8	13.6	6.0	13.2	48.4
Fees	(30.0)	(22.1)	(30.3)	(24.5)	(12.8)	(1.8)
Change in funds on deposit	385.9	434.8	553.3	459.4	661.1	913.4
Balance, end of period	$3,199.1	$2,694.7	$2,813.2	$2,259.9	$1,800.5	$1,139.4

The Phoenix Companies, Inc.
Fixed Indexed Annuity
Funds on Deposit
Third Quarter 2015 (unaudited)
($ in millions)

Quarters ended	2014				2015
	March	June	September	December	March	June	September

Balance, beginning of period	$2,259.9	$2,376.3	$2,518.4	$2,694.7	$2,813.2	$2,937.8	$3,086.4
Deposits	154.6	186.9	208.3	163.9	176.7	208.3	181.7
Surrenders	(37.2)	(43.4)	(37.5)	(42.6)	(50.1)	(55.6)	(55.5)
Net flows	117.4	143.5	170.8	121.3	126.6	152.7	126.2
Deaths	(8.9)	(9.4)	(10.9)	(12.7)	(11.3)	(10.7)	(11.6)
Interest credited	13.8	11.0	19.8	14.3	14.3	13.2	8.1
Bonus	1.1	4.4	4.3	3.8	4.2	3.0	1.2
Fees	(7.0)	(7.4)	(7.7)	(8.2)	(9.2)	(9.6)	(11.2)
Change in funds on deposit	116.4	142.1	176.3	118.5	124.6	148.6	112.7
Balance, end of period	$2,376.3	$2,518.4	$2,694.7	$2,813.2	$2,937.8	$3,086.4	$3,199.1

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012
Composition of Deferred Policy Acquisition Costs by Product:
Variable universal life	$110.2	$120.4	$120.3	$129.3	$140.8
Universal life	133.1	159.9	129.0	214.9	199.7
Variable annuities	53.1	69.4	62.4	84.1	92.2
Fixed annuities	273.4	221.0	220.9	194.3	133.7
Traditional life	325.5	313.2	316.0	325.2	331.7
Total deferred policy acquisition costs	$895.3	$883.9	$848.6	$947.8	$898.1

Changes in Deferred Policy Acquisition Costs:
Balance, beginning of period	$848.6	$947.8	$947.8	$898.1	$1,114.8
Policy acquisition costs deferred	70.7	54.9	72.9	58.4	58.1
Costs amortized to expenses:
Recurring costs	(68.4)	(82.8)	(129.5)	(117.9)	(141.3)
Assumption unlocking	(6.6)	—	(4.4)	25.4	(55.6)
Realized investment gains (losses)	3.2	9.7	14.3	(10.6)	0.8
Offsets to net unrealized investment gains or losses
included in AOCI	47.8	(45.7)	(52.5)	94.4	(78.7)
Balance, end of period	$895.3	$883.9	$848.6	$947.8	$898.1

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary
Third Quarter 2015 (unaudited)
($ in millions)

Available-for-Sale Debt Securities Ratings
	September 30, 2015
	Fair Value	Amortized Cost
AAA/AA/A	$7,228.6	$6,841.0
BBB	4,531.0	4,449.1
Total investment grade	11,759.6	11,290.1
BB	568.9	592.5
B	201.9	211.3
CCC and lower	36.9	39.4
In or near default	23.4	22.6
Total available-for-sale debt securities	$12,590.7	$12,155.9

% Investment Grade	93.4%	92.9%

Unrealized Gains (Losses) on Debt and Equity Securities
Nine months ended September 30, 2015

	Total	Outside Closed Block	Closed Block
Sources of Changes in Net Unrealized Gains (Losses):
Debt securities	$(266.5)	$(135.7)	$(130.8)
Equity securities	(3.8)	(1.5)	(2.3)
Other investments	(2.3)	(1.2)	(1.1)
Net unrealized investment gains (losses)	$(272.6)	$(138.4)	$(134.2)

Net unrealized investment gains (losses)	(272.6)	(138.4)	(134.2)
Applicable to closed block policyholder dividend obligation	(133.8)	—	(133.8)
Applicable to deferred policy acquisition cost	(47.8)	(47.8)	—
Applicable to other actuarial offsets	(43.6)	(43.2)	(0.4)
Applicable to deferred income tax expense (benefit)	(39.2)	(39.2)	—
Offsets to net unrealized investment gains (losses)	(264.4)	(130.2)	(134.2)
Net unrealized gains (losses) included in OCI	$(8.2)	$(8.2)	$—

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012
Sources of Net Investment Income:
Debt securities [1]	$451.1	$433.6	$581.6	$565.0	$604.8
Equity securities	5.1	6.1	9.2	7.2	4.3
Limited partnerships and other investments	49.5	52.0	65.3	58.3	63.7
Policy loans	126.9	124.8	167.4	160.0	161.5
Fair value investments	26.5	4.9	25.4	14.1	9.4
Total investment income	659.1	621.4	848.9	804.6	843.7
Less: Discontinued operations	0.9	0.8	1.1	1.3	2.1
Less: Investment expenses	19.1	12.7	16.9	13.6	13.8
Net investment income	$639.1	$607.9	$830.9	$789.7	$827.8
Amounts applicable to closed block	$308.5	$303.9	$411.1	$409.6	$453.3

Annualized Yields:
Debt securities	4.9%	7.3%	4.9%	4.8%	5.3%
Equity securities	4.1%	8.8%	6.7%	7.5%	5.6%
Limited partnerships and other investments	15.1%	18.5%	11.8%	11.2%	11.1%
Policy loans	7.4%	10.7%	7.1%	6.8%	6.8%
Fair value investments	80.3%	8.0%	20.1%	10.9%	7.3%
Total investment yield	6.0%	8.3%	5.6%	5.4%	5.8%
Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.9%	8.1%	5.5%	5.3%	5.7%
———————

[1]	Includes net investment income on short-term investments.

The Phoenix Companies, Inc.
Net Realized Gains (Losses)
Third Quarter 2015 (unaudited)
($ in millions)

	September 30,		December 31,
	2015	2014	2014	2013	2012
Sources and Types of Net Realized Gains (Losses):
Total other-than-temporary debt impairments	$(5.3)	$(2.8)	$(5.6)	$(7.0)	$(45.7)
Portion of losses recognized in OCI	(1.2)	(0.4)	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(6.5)	$(3.2)	$(6.0)	$(11.8)	$(22.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—	$—	$—
State and political subdivision	—	—	—	—	(0.6)
Foreign government	—	—	—	—	—
Corporate	(6.3)	(3.2)	(6.0)	(3.8)	(3.0)
CMBS	—	—	—	(2.7)	(4.1)
RMBS	(0.2)	—	—	(4.3)	(10.3)
CDO/CLO	—	—	—	(1.0)	(3.8)
Other ABS	—	—	—	—	(1.0)
Net debt security impairments	(6.5)	(3.2)	(6.0)	(11.8)	(22.8)
Equity security impairments	(7.0)	(1.9)	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	—	—	(0.3)
Impairment losses	(13.5)	(5.1)	(8.1)	(11.8)	(27.9)
Debt security transaction gains	25.7	31.2	41.8	45.3	46.4
Debt security transaction losses	(3.6)	(13.6)	(17.7)	(2.2)	(11.1)
Equity security transaction gains	1.7	6.0	10.4	4.2	14.4
Equity security transaction losses	—	(1.5)	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	—	—	0.8	7.7
Limited partnerships and other investment transaction losses	—	—	(0.7)	(4.6)	(2.5)
Net transaction gains (losses)	23.8	22.1	32.8	39.7	54.5
Derivative instruments	(22.0)	(20.9)	(20.8)	(27.7)	(50.4)
Embedded derivatives [1]	(9.5)	(23.5)	(45.9)	12.2	4.9
Assets valued at fair value	(8.6)	0.9	0.8	3.6	2.1
Net realized gains (losses), excluding impairment losses	(16.3)	(21.4)	(33.1)	27.8	11.1
Net realized gains (losses), including impairment losses	$(29.8)	$(26.5)	$(41.2)	$16.0	$(16.8)
———————

[1]	Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders.